                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          October 16, 2000
                                                             ----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

    (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY
                       CHASE MASTER CREDIT CARD TRUST))



   Laws of the United States                  33-81786                       51-0269396
-------------------------------               --------                       ----------
(State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
incorporation or organization)                                                 Number)




201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                             (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

            The following exhibits are filed as a part of this report:

            (99.01)  Series 1995-1 Monthly Certificateholders' Statement

            (99.02)  Series 1995-1 Monthly Statement To Certificateholders

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRST USA BANK, NATIONAL ASSOCIATION
                               As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                               By:  /s/ Tracie H. Klein
                                    -----------------------------------------
                                    Name:  Tracie H. Klein
                                    Title:  First Vice President



Date:  October 16, 2000
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                                 Exhibit Index


Exhibit No.                      Description                              Page

 99.01         Series 1995-1 Monthly Certificateholders' Statement

 99.02         Series 1995-1 Monthly Statement to Certificateholders